Exhibit 32.2
Certification of Chief Financial Officer Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of CoreSite Realty Corporation (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i) The accompanying Annual Report on Form 10-K of the Company for the year ended December 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 11, 2011

/s/ Jeffrey S. Finnin
Jeffrey S. Finnin

Chief Financial Officer